Exhibit 99.2

ARCHROCK, INC. Acquisition of Elite Compression Assets JUNE 24, 2019 ARCHROCK, INC. (NYSE:AROC)

Forward Looking Statements All statements in this presentation (and oral statements made regarding the subjects of this presentation) other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Archrock, Inc. (“Archrock” or “AROC”). Forward-looking information includes, but are not limited to: the expected benefits of the proposed transaction, including its expected accretion and anticipated synergies and the expected impact on Archrock’s adjusted EBITDA, leverage ratio, dividend growth and dividend coverage; the anticipated completion of the proposed transaction and the timing thereof; plans and objectives of management for future operations; the industry fundamentals, including demand dynamics and overall outlook and Archrock’s ability to realize the benefits thereof; Archrock’s expectations regarding future economic and market conditions and trends; and statements regarding Archrock, Inc.’s dividend policy. While Archrock believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the failure to complete the proposed transaction or to realize the anticipated accretion, dividend growth and coverage, synergies and other anticipated benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction will not be obtained; changes in customer, employee or supplier relationships; local, regional and national economic and financial market conditions and the impact they may have on Archrock and its customers; changes in tax laws; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; changes in economic conditions in key operating markets; the financial condition of Archrock’s customers; the failure of any customer to perform its contractual obligations; changes in safety, health, environmental and other regulations; the effectiveness of our control environment, including the identification of control deficiencies. These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Archrock’s Annual Report on Form 10-K for the year ended December 31, 2018, Archrock Partners’ Annual Report on Form 10-K for the year ended December 31, 2018, and those set forth from time to time in Archrock’s and Archrock Partners’ filings with the Securities and Exchange Commission, which are currently available at www.archrock.com. Except as required by law, Archrock and Archrock Partners expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise. 2 ARCHROCK, INC. (NYSE:AROC)

Important Disclosures Archrock has not provided projected net income from the assets to be acquired, the most comparable financial measure calculated in accordance with GAAP, or a reconciliation of projected adjusted EBITDA to projected net income of the assets to be acquired. Archrock does not control the assets to be acquired or prepare the related financial statements. Archrock is unable to provide projected net income of the assets to be acquired or a reconciliation of the projected adjusted EBITDA of the assets to be acquired to projected net income from those assets because the calculation of projected adjusted EBITDA was based on, among other things, projected utilization and rate information combined with high-level, operating expense assumptions related to the assets to be acquired. As such, Archrock does not have sufficient information to project net income from the assets to be acquired, nor does Archrock have sufficient information regarding all of the reconciling items that may exist between projected adjusted EBITDA and projected net income for the assets to be acquired. Therefore, projected net income of the assets to be acquired and a reconciliation of projected adjusted EBITDA of the assets to projected net income from those assets are not available without unreasonable effort. 3 ARCHROCK, INC. (NYSE:AROC)

Transaction Overview Archrock to acquire Elite Compression Services, including approximately 430,000 of primarily large compression horsepower1 for total consideration of approximately $410 million Approximately $55 million of annualized adjusted EBITDA2, including $5 million in expected synergies In conjunction with the transaction, Archrock to sell approximately 80,000 active and idle non-core compression horsepower to Harvest Midstream for $30 million in cash Total net consideration of $380 million, funded with $175 million in cash and approximately 21.7 million4 AROC common shares issued to the seller (JDH Capital) Transaction will increase Archrock’s compression asset base to approximately 4.4 million total horsepower3 Jeff Hildebrand appointed to the Archrock board of directors (1) As of 5/31/19. (2) Full-year 2020 estimated adjusted EBITDA. See slide 3 for important information regarding adjusted EBITDA, a non-GAAP financial measure. (3) AROC HP as of 3/31/19 and Elite HP as of 5/31/19. (4) Based on 10-day VWAP through 6/21/19 4 ARCHROCK, INC. (NYSE:AROC) Acquisition Highlights

Strategic Rationale

Archrock

Key Transaction Benefits

Midstream Focus with Blue Chip Customers

- Predominantly ***large HP fleet*** focused on ***supporting midstream infrastructure***
- ***> 90% utilization*** since inception driven by ***stable production-driven demand***[1]
- ~ 90% of revenue from existing ***blue-chip customers*** (Hilcorp & Marathon)[2]
- ~80% of HP backed by ***long-term, fee-based contracts***[3]

Attractive Transaction Economics

- ***Immediately accretive*** to earnings and free cash flow per share
- More than $5 million of high-confidence ***annualized cost synergies***[4]
- Adjusted EBITDA ***multiple of approximately 7.5x,*** including cost-synergies[5]

Low-Risk Growth

- ***De-risks growth*** via already deployed equipment backed by strong relationships
- ***Accelerates benefit*** of structural changes in U.S. natural gas demand
- Low integration risk

Strong Financial Position Maintained

- ***Leverage-neutral transaction***
- Supports our financial goals, including ***leverage of <4.0x in 2020***

Enhanced Scale & Complementary Footprint

- Expands total horsepower to ***4.4 million***[6]
- Complements existing operational footprint in key growth plays of Eagle Ford, Permian, Marcellus/Utica, and SCOOP/STACK

(1) As of 5/31/19. (2) Based on full-year 2018. (3) As of 1/1/19. Contracts at least 36 months of remaining term. (4) See slide 3 for important information regarding adjusted EBITDA, a non-GAAP financial measure. (5) Full-year 2020 estimated adjusted EBITDA, including $5mm of synergies. (6) AROC HP as of 3/31/19 and Elite HP as of 5/31/19.

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ARCHROCK, INC. (NYSE:AROC)

Midstream Infrastructure Focus Maintained focus on large horsepower units, reflecting 73% on a pro-forma basis1 High-utilization assets resulting from focus on servicing midstream gathering applications 97% of acquired units are CAT/Ariel configuration2; well-synchronized with existing Archrock fleet Complementary geographies and configurations mitigates integration risk Asset sale divests non-core equipment in declining San Juan basin Elite: HP by Size4 Asset Sale(3) ~80,000 11% ~70,000 10% 79% ~65,000 23 years 87% >= 1,000 HP 500-1,000 HP <500 HP (1) Includes 1,000 HP/unit or greater. AROC as of 3/31/19 and Elite as of 5/31/19. (2) As of 5/31/19. (3) As of 3/31/19. (4) As of 5/31/19. (5) Includes 1,000 HP/unit or greater. 6 ARCHROCK, INC. (NYSE:AROC) Non-Core AROC3Elite4 Pro-Forma Available HP~4,000,000430,000 ~4,400,000 Operating HP~3,600,000416,000 ~3,900,000 Large HP5~2,570,000332,000 ~2,837,000 Average Age13 years9 years 12 years Utilization88%97% 89% HP Characteristics

Blue Chip Customer Portfolio Enhanced

Archrock

Outstanding Customer Base

- Acquired horsepower backed by complementary base of ***blue-chip*** customers
- Hilcorp Energy and Marathon Oil currently represent ***~90%*** of Elite's revenue[1]
- Equipment supported by ***100% fee-based*** contracts, with ~***80%*** remaining life **>=3 years**[2]
- ***Long-term relationships*** consistent with AROC's existing strategy & relationship profile

Elite: Average Remaining Contract Life[2]


43%
40%
17%
>=48 months
36-48 month
<36 months

Major Archrock Customers

Anadarko Petroleum Corporation
Chevron
CIMAREX
devon
encana
ENLINK MIDSTREAM
Hilcorp
MarathonOil
Enterprise Products
MURPHY OIL CORPORATION
NAVITAS MIDSTREAM PARTNERS
Williams

(1) Based on full-year 2018. (2) As of 1/1/19.

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ARCHROCK, INC. (NYSE:AROC)

Attractive Transaction Economics (1) Expected to be achieved within 12 months of transaction close. See slide 3 for important information regarding adjusted EBITDA, a non-GAAP financial measure. (2) Full-year 2020 estimated adjusted EBITDA, including $5mm of synergies. 8 ARCHROCK, INC. (NYSE:AROC) EBITDA Multiple Adjusted EBITDA multiple of ~7.5x (including cost-synergies)2 Synergies $5+ million of high-confidence annualized cost synergies1 Accretion Immediately accretive to earnings & free cash flow per share Economic Metrics

Strong Fundamentals Drive Low-Risk Growth U.S. natural gas supply is increasing, and a significant demand response is occurring Supply Demand Supply more readily available than any time in the industry’s history Monetization of shale revolution Record gas production in 2018 of 83.4 Bcf/d (+12% YoY)1 ~30% growth in shale gas production expected by 20232 Sustainable production growth has led to pricing stability Allows for investment in long-duration infrastructure investments, including LNG U.S. positioned as a major exporter of natural gas over the long-term Significantly benefiting current and future demand for compression services (1) Source EIA May 2019 STEO and reflects 2018 over 2017 full-year average. (2) Source: EIA, January 2019. Based on 2023 estimates vs. 2018 actual production. 9 ARCHROCK, INC. (NYSE:AROC) U.S. Compression Outlook

Financial Position Improved, Targets Maintained Immediately accretive to earnings and free cash flow per share Leverage-neutral transaction Sale of non-core assets reduces cash outlay via $30 million of proceeds On track to achieve financial goals, including leverage, dividend growth and coverage through 2020 10 ARCHROCK, INC. (NYSE:AROC) Dividend Coverage > 2.0x Dividend Growth 10-15% annually through 2020 Leverage Reduction < 4.0x in 2020 Financial Targets

Enhanced Scale & Complementary Footprint HP, 000’s Contract Operations1 Transaction increases Archrock’s operating horsepower to almost 4 million Further advances Archrock’s position as the largest U.S. provider of compression services by fleet size Existing Archrock operating structure largely supports minimal SG&A increase 07 Elite HP Other Elite: HP by Geography2 4% 7% Eagle Ford / South TX Permian Northeast SCOOP/STACK Other Enhances Archrock’s position in leading growth plays including Eagle Ford, Permian, Marcellus/Utica, and SCOOP/STACK 5% 6% 78% (1) Chart represents operating HP for outsourced compression (in thousands). As of 3/31/19. Elite as of 5/31/19. Based on SEC filings and management estimates. AROC shown pro-forma for Elite acquisition and non-core asset sale. (2) As of 5/31/19. 11 ARCHROCK, INC. (NYSE:AROC) 3,491 416 3,9 3,294 1,300 1,017 850 800 450 239 1,200 Increased Size and Scale

Transaction Next Steps Acquisition & related sale agreement reached Regulatory approval Transaction closing expected Q3 2019 12 ARCHROCK, INC. (NYSE:AROC) Path Forward

An Attractive Energy Infrastructure Investment Midstream / Large HP Focus Resilience Through Cycles Visible, Long-Term Growth Solid Financial Position Proactive Leadership 13 ARCHROCK, INC. (NYSE:AROC) We are the leader in U.S. natural gas compression

CONTACT US Investor Relations Paul Burkhart (Treasurer & VP of Investor Relations) (281) 836-8688 investor.relations@archrock.com www.archrock.com/aroc Corporate Headquarters 9807 Katy Freeway Suite 100 Houston, TX 77024 ARCHROCK, INC. (NYSE:AROC)